Exhibit 99.1

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert H. Bohannon, Chief Executive Officer of Viad Corp, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	the Amendment No. 1 to the Annual Report on Form 10-K of Viad Corp for the fiscal year ended December 31, 2002 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Viad Corp.

Dated: June 2, 2003	By /s/ Robert H. Bohannon

Robert H. Bohannon Chief Executive Officer